UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): (June 25, 2021)

Arbor Realty Trust, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

maryland

(STATE OF INCORPORATION)

001-32136	20-0057959
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

333 Earle Ovington Boulevard, Suite 900
Uniondale, New York	11553
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(516) 506-4200

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ABR	New York Stock Exchange
Preferred Stock, 8.25% Series A Cumulative Redeemable, par value $0.01 per share	ABR-PA*	New York Stock Exchange
Preferred Stock, 7.75% Series B Cumulative Redeemable, par value $0.01 per share	ABR-PB*	New York Stock Exchange
Preferred Stock, 8.50% Series C Cumulative Redeemable, par value $0.01 per share	ABR-PC*	New York Stock Exchange
Preferred Stock, 6.375% Series D Cumulative Redeemable, par value $0.01 per share	ABR-PD	New York Stock Exchange

* On June 24, 2021, the New York Stock Exchange (“NYSE”) filed three Form 25’s with the Securities and Exchange Commission (the “SEC”) to delist our Series A, B and C Preferred Stock, which were redeemed by us on June 24, 2021. The delisting will be effective on July 4, 2021. The deregistration of such securities under Section 12(b) of the Exchange Act will be effective 90 days, or such shorter period as the SEC may determine, after filing of the Form 25. Upon deregistration under Section 12(b) of the Exchange Act, they will remain registered under Section 12(g) of the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 25, 2021, Arbor Realty Trust, Inc. (the “Company”) filed Articles Supplementary (the “Articles Supplementary”) with the Maryland State Department of Assessments and Taxation to reclassify and designate all of the authorized (but currently unissued) shares of (i) 8.25% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share, (ii) 7.75% Series B Cumulative Redeemable Preferred Stock, $0.01 par value per share and (iii) 8.50% Series C Cumulative Redeemable Preferred Stock, $0.01 par value per share, as additional shares of undesignated preferred stock, $0.01 par value per share (the “Preferred Stock”), of the Company. The Articles Supplementary became effective upon filing on June 25, 2021, and upon such effectiveness, the Company was authorized to issue an aggregate of 100,000,000 shares of Preferred Stock, of which 9,200,000 shares are classified and designated as 6.375% Series D Cumulative Redeemable Preferred Stock, $0.01 par value per share, and 25,000,000 shares are classified and designated as Special Voting Preferred Stock, $0.01 par value per share.

A copy of the Articles Supplementary is filed as Exhibit 3.1 to this report, and the information in the Articles Supplementary is incorporated into this Item 5.03 by reference. The description of the terms of the Articles Supplementary in this Item 5.03 is qualified in its entirety by reference to Exhibit 3.1.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Exhibit
3.1	Articles Supplementary reclassifying and designating the authorized shares of 8.25% Series A Cumulative Redeemable Preferred Stock, 7.75% Series B Cumulative Redeemable Preferred Stock and 8.50% Series C Cumulative Redeemable Preferred Stock as additional shares of undesignated preferred stock of Arbor Realty Trust, Inc.
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARBOR REALTY TRUST, INC.

	By:	/s/ Paul Elenio
	Name:	Paul Elenio
	Title:	Chief Financial Officer

Date: June 28, 2021